                                                                  CONFORMED COPY

                                  WAIVER NO. 2

                  WAIVER NO. 2, dated as of February 14, 2000 (the "Second Waiver"), to the Credit Agreement, dated as of December 4, 1998, as amended by the Waiver, dated as of January 19, 1999, and the Amendment No. 1 and Consent, dated as of October 13, 1999, and as amended, supplemented or modified from time to time (the "Credit Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "Borrower" or "Scotts"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Asef BVBA, f/k/a Scotts Belgium 2 BVBA, The Scotts Company
(UK) Ltd., Scotts Canada Ltd., Scotts Europe B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "Chase"), as agent for the Lenders (in such capacity, the "Administrative Agent"), SALOMON SMITH BARNEY, INC., as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS CHICAGO BRANCH (together with its banking affiliates, "Credit Lyonnais") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "Co-Documentation Agents"), and Chase Securities Inc., as lead arranger (the "Lead Arranger") and as the book manager (the "Book Manager").


                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, subsection 6.11 of the Credit Agreement, Maintenance of Consolidated Net Worth, sets forth a formula which required that Borrower's Consolidated Net Worth (as defined in the Credit Agreement) be in an amount of not less than $385,500,000 as of the last day of Borrower's fiscal quarter ending January 1, 2000. Borrower reports that its Consolidated Net Worth as of the last day of such fiscal quarter was $383,100,000;

                  WHEREAS, the Borrower has requested that the Required Lenders waive, with respect to the fiscal quarter ending January 1, 2000, the requirement under subsection 6.11 of the Credit Agreement that the Borrower maintain its Consolidated Net Worth above the amount described herein; and

                  WHEREAS, the Required Lenders have agreed to waive such requirement with respect to such period but only on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise noted, capitalized terms have the meanings given to them in the Credit Agreement.

                  2. Compliance with Subsection 6.11 (Maintenance of Consolidated Net Worth). The Required Lenders hereby waive the requirements of subsection 6.11 of the Credit Agreement with respect to the fiscal quarter ending January 1, 2000; provided that the Borrower's Consolidated Net Worth as of the last day of such fiscal quarter was not less than $383,000,000.

                  3. Representations and Warranties. On and as of the date hereof, and after giving effect to this Second Waiver, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  4. Conditions to Effectiveness. This Second Waiver shall become effective as of the date the Administrative Agent receives counterparts of this Second Waiver, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders.

                  5. Continuing Effect; No Other Waiver. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an waiver of, or an indication of any Lender's willingness to waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Second Waiver).

                  6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Second Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  7. GOVERNING LAW. THIS SECOND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  8. Counterparts. This Second Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                       THE SCOTTS COMPANY

                       By:  /s/ Rebecca J. Bruening
                           ----------------------------------------------------
                            Title: Vice President, Corporate Treasurer


                       SALOMON SMITH BARNEY, INC., as Syndication
                       Agent and as a Lender

                       By:  /s/ B. Crook
                           ----------------------------------------------------
                            Title: Managing Director


                       CREDIT LYONNAIS CHICAGO BRANCH, as Co-Documentation Agent and as a Lender

                       By:  /s/ Mary Ann Klemm
                           ----------------------------------------------------
                            Title: Vice President


                       BANK ONE, MICHIGAN, as successor to
                       NBD BANK, as Co-Documentation Agent and as a Lender

                       By:  /s/ Thomas E. Redmond
                           ----------------------------------------------------
                            Title:  Managing Director


                       THE CHASE MANHATTAN BANK, as Administrative
                       Agent and as a Lender

                       By:  /s/ Randolph Cates
                           ----------------------------------------------------
                            Title:  Vice President

                       ABN AMRO BANK N.V., Pittsburgh

                       By:  /s/ Patrick Pastore    /s/ Gregory Amoroso
                           ----------------------------------------------------
                            Title: Vice President  Senior Vice President


                       AERIES - II FINANCE LTD.

                       By:  /s/ Greg Stoeckle
                           ----------------------------------------------------
                            Title: Authorized Signatory


                       ALLIANCE INVESTMENT OPPORTUNITIES

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       ALLSTATE LIFE INSURANCE CO.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       ARES LEVERAGED INVESTMENT FUND II, L.P.

                       By:  /s/ Seth Brufsky
                           ----------------------------------------------------
                            Title: Vice President


                       ATHENA CDO, LIMITED

                       By: Pacific Investment Management Company as its investment advisor

                       By:   PIMCO Management Inc., a general partner

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       BHF (USA) CAPITAL CORPORATION

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       BHF BANK AKTIENGESELLSCHAFT

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       BW CAPITAL MARKETS, INC.

                       By:  /s/ Philip Waldrop        Richard P. Urfer
                           ----------------------------------------------------
                            Title: Vice President     President


                       BALANCED HIGH YIELD FUND II LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       BANK AUSTRIA

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       BANK OF AMERICA

                       By:  /s/ Gretchen Spoo
                           ----------------------------------------------------
                            Title: Vice President


                       BANK OF HAWAII

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       BANK OF MONTREAL

                       By:  /s/ Brian L. Banks
                           ----------------------------------------------------
                            Title: Director


                       THE BANK OF NEW YORK

                       By:  /s/ Thomas McCrohan
                           ----------------------------------------------------
                            Title: Vice President


                       THE BANK OF NOVA SCOTIA

                       By:  /s/ F.C.H. Ashby
                           ----------------------------------------------------
                            Title: Senior Manager Loan Operations


                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       BANQUE NATIONALE DE PARIS

                       By:  /s/ Arnaud Collin de Bocage
                           ----------------------------------------------------
                            Title: Executive Vice President & General
                                   Manager


                       BANQUE WORMS CAPITAL CORPORATION

                       By:  /s/ Michael M. Flemming     F. Gamet
                           ----------------------------------------------------
                            Title: Vice President & General Counsel
                                   Senior Vice President


                       BLACK DIAMOND CLO 1998-1 LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       BOEING CAPITAL CORPORATION

                       By:  /s/ James C. Hammersmith
                           ----------------------------------------------------
                            Title: Senior Documentation Officer


                       CIT GROUP/EQUIPMENT FINANCING, INC.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       CAPTIVA III FINANCE LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       CARAVELLE INVESTMENT FUND, L.L.C.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       CERES FINANCE, LTD.

                       By:  /s/ Gregory Stoeckle
                           ----------------------------------------------------
                            Title: Authorized Signatory


                       CITICORP USA, INC.

                       By:  /s/ Nicholas T. Erni
                           ----------------------------------------------------
                            Title: Attorney in Fact


                       COMERICA BANK, Detroit

                       By:  /s/ Anthony L. Davis
                           ----------------------------------------------------
                            Title: Assistant Vice President

                       CREDIT AGRICOLE INDOSUEZ, Chicago

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       CREDIT LYONNAIS

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       CYPRESSTREE INSTITUTIONAL FUND, LLC

                       By: CypressTree Investment Management Company,
                           Inc. its Managing Member

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       CYPRESSTREE INVESTMENT FUND, LLC

                       By: CypressTree Investment Management Company,
                           Inc. its Managing Member

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       DELANO COMPANY

                       By: Pacific Investment Management Company as its
                           investment advisor

                       By: PIMCO Management Inc., a general partner

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       DRESDNER BANK, AG

                       By:  /s/ A. Richard Morris         Ken Hamilton
                           ----------------------------------------------------
                            Title: First Vice President   Senior Vice President


                       EATON VANCE SENIOR INCOME TRUST

                       By:  /s/ Payson F. Swaffield
                           ----------------------------------------------------
                            Title: Vice President


                       ERSTE BANK

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       FIFTH THIRD BANK OF COLUMBUS

                       By:  /s/ Mark Ransom
                           ----------------------------------------------------
                            Title: Vice President


                       FIRST UNION NATIONAL BANK

                       By:  /s/ Andrew Payne
                           ----------------------------------------------------
                            Title: Vice President


                       FLEET NATIONAL BANK

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       FOOTHILL INCOME TRUST,  L.P.

                       By:  /s/ Dennis Ascher
                           ----------------------------------------------------
                            Title: Managing Member


                       FRANKLIN FLOATING RATE TRUST

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       FREEMONT INVESTMENT & LOAN

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       GENERAL ELECTRIC CAPITAL CORP.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       HARRIS TRUST AND SAVINGS BANK

                       By:  /s/ C. Scott Place
                           ----------------------------------------------------
                            Title:  Vice President


                       HELLER FINANCIAL INC.


                       By:  /s/ Linda W. Wolf
                           ----------------------------------------------------
                            Title: Senior Vice President


                       THE HUNTINGTON NATIONAL BANK

                       By:  /s/ J. Stephen Bennett
                           ----------------------------------------------------
                            Title: Vice President

                       IKB DEUTSCHE INDUSTRIEBANK

                       By:  /s/ Manford Ziwey
                           ----------------------------------------------------
                            Title: Director


                       INDOSUEZ CAPITAL

                       By:  /s/ Melissa Marano
                           ----------------------------------------------------
                            Title: Vice President


                       INDOSUEZ CAPITAL FUNDING IIA, LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KZH APPALOOSA LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KZH BDC LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KZH CRESCENT 3 LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KZH III LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       KZH ING-3 LLC

                       By:  /s/ Susan Lee
                           ----------------------------------------------------
                            Title: Authorized Agent


                       KZH PAMCO LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KZH RIVERSIDE LLC

                       By:  /s/ Susan lee
                           ----------------------------------------------------
                            Title:  Authorized Agent


                       KZH WATERSIDE LLC

                       By:  /s/ Susan Lee
                           ----------------------------------------------------
                            Title:  Authorized Agent


                       KZH CNC LLC

                       By:  /s/ Susan Lee
                           ----------------------------------------------------
                            Title:  Authorized Agent


                       KZH-CYPRESSTREE-1 LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       KZH-ING-2 LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KZH-SOLEIL-2 LLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       KEY BANK NATIONAL ASSOCIATION

                       By:  /s/ Brendan Lawlor
                           ----------------------------------------------------
                            Title: Vice President


                       LANDESBANK RHEINLAND-PFALZ GIR

                       By:  /s/ Gilsdorf                       Detlef Krejoi
                           ----------------------------------------------------
                            Title: Assistant Vice President    Manager


                       LEHMAN COMMERCIAL PAPER INC.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       ML CBO IV (CAYMAN) LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       ML CLO XII PILGRIM AMERICA

                       By:   Pilgrim Investments, Inc., as its investment
                             manager

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       ML CLO XX PILGRIM AMERICA

                       By:   Pilgrim Investments, Inc., as its investment
                             manager

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       MSDW PRIME INCOME TRUST

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       MEESPIERSON N.V.

                       By:  /s/ W. Gibson         P. Hanratty
                           ----------------------------------------------------
                            Title: Manager        Head of Acquisition & Finance


                       MERRILL LYNCH PRIME RATE PORTFOLIO

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       MERRILL LYNCH SENIOR FLOATING RATE FUND

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:

                       METROPOLITAN LIFE INSURANCE CO.

                       By:  /s/ James R. Dingler
                           ----------------------------------------------------
                            Title: Director


                       MONUMENTAL LIFE INSURANCE COMPANY

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       MOUNTAIN CLO TRUST

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       MOUNTAIN CAPITAL CLO I, LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       BANK ONE, MICHIGAN, as successor to
                       NBD BANK

                       By:  /s/ Thomas E. Redmond
                           ----------------------------------------------------
                            Title: Managing Director


                       NATIONAL CITY BANK

                       By:  /s/ David B. Yates
                           ----------------------------------------------------
                            Title: Vice President

                       NATIONAL WESTMINSTER BANK, PLC

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       NORSE CBO, LTD.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       NORTH AMERICAN SENIOR FLOATING RATE FUND

                       By: CypressTree Investment Management
                           Company, Inc. as Portfolio Manager

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       ORIX USA CORPORATION

                       By:  /s/ Hiroyuki Miyauckhi
                           ----------------------------------------------------
                            Title: EVP, Corporate Finance Group


                       OAK HILL SECURITIES FUND, L.P.

                       By:   Oak Hill Securities GenPar, L.P. its General
                             Partner

                       By:   Oak Hill Securities MGP, Inc. its General
                             Partner

                       By:  /s/ Scott Krase
                           ----------------------------------------------------
                            Title: Vice President


                       OASIS COLLATERALIZED HIGH INCOME

                       By:  /s/ Gregory Stoeckle
                           ----------------------------------------------------
                            Title: Authorized Signatory

                       OCTAGON LOAN TRUST

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       OLYMPIC FUNDING TRUST, SERIES 1999-1

                       By:  /s/ Kelly Walker
                           ----------------------------------------------------
                            Title: Authorized Agent


                       OSPREY INVESTMENTS PORTFOLIO

                       By:  /s/ Mike Regan
                           ----------------------------------------------------
                            Title: Vice President


                       OXFORD STRATEGIC INCOME FUND

                       By:   EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                       By:  /s/ Payson F. Swaffield
                           ----------------------------------------------------
                            Title: Vice President


                       PACIFICA PARTNERS I, L.P.

                       By:  /s/ Thomas Colwell
                           ----------------------------------------------------
                            Title: Vice President


                       PARIBAS

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       PINEHURST TRADING, INC.

                       By:  /s/  Kelly Walker
                           ----------------------------------------------------
                            Title: Vice President

                       COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", Utrecht Branch

                       By:  /s/ Michael Butz           Nancy O'Connor
                           ----------------------------------------------------
                            Title: Vice President      Vice President


                       COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", Utrecht Branch

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       SKM LIBERTYVIEW CBO I LTD.

                       By:  /s/ Kenneth Klegar
                           ----------------------------------------------------
                            Title: Authorized Signatory


                       SANKATY HIGH YIELD ASSET PARTNERS

                       By:  /s/ Diane Exter
                           ----------------------------------------------------
                            Title: Executive Vice President & Portfolio Manager


                       SCOTIABANC, INC.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       SENIOR DEBT PORTFOLIO

                       By:   Boston Management and Research
                             as Investment Advisor

                       By:  /s/ Payson Swaffield
                           ----------------------------------------------------
                            Title: Vice President

                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                       By:  /s/ Stephen Leister
                           ----------------------------------------------------
                            Title: Vice President


                       TORONTO DOMINION (TEXAS) INC.

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       TRAVELERS INSURANCE COMPANY

                       By:
                           ----------------------------------------------------
                            Name:
                            Title:


                       VAN KAMPEN CLO I, LIMITED

                       By:   Van Kampen Management Inc., as Collateral Manager

                       By:  /s/ Darvin D. Pierce
                           ----------------------------------------------------
                            Title: Vice President

                           ACKNOWLEDGEMENT AND CONSENT
                           ---------------------------

                In consideration of each Agent's and the Lenders' execution, delivery and performance of the foregoing Waiver No. 2 (the "Second Waiver"), each of the undersigned hereby (i) acknowledges the terms and provisions of the Second Waiver and consents thereto and (ii) confirms and agrees that (x) the Borrower and Domestic Subsidiary Guarantee and Collateral Agreement (the "Guarantee and Collateral Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and (y) the guarantees and all of the Collateral (as defined in the Guarantee and Collateral Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms of the Guarantee and Collateral Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Second Waiver to which this Acknowledgment and Consent is attached.


                                           SCOTTS-SIERRA INVESTMENTS, INC.
                                           SCOTTS PROFESSIONAL PRODUCTS CO.
                                           SCOTTS PRODUCTS CO.
                                           OMS INVESTMENTS, INC.
                                           MIRACLE-GRO LAWN PRODUCTS, INC.
                                           MIRACLE-GRO PRODUCTS LTD.
                                           SCOTTS-SIERRA CROP PROTECTION
                                             COMPANY
                                           OLD FORT FINANCIAL CORP.
                                           EARTHGRO, INC.
                                           SANFORD SCIENTIFIC, INC.
                                           EG SYSTEMS, INC.
                                           SWISS FARMS PRODUCTS, INC.


                                           By:  /s/ Rebecca J. Bruening
                                               -------------------------------
                                                Title: Vice President